Exhibit 10.1
Third Amendment to Second Amended and Restated Credit Agreement

This Third Amendment to Second Amended and Restated Credit Agreement (this “Third Amendment”), dated as of October 22, 2024 (the “Third Amendment Effective Date”), is among Vitesse Energy, Inc., a Delaware corporation (the “Borrower”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Credit Parties”), each of the Lenders, and Wells Fargo Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
RECITALS
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of January 13, 2023 (as amended, restated, amended and restated, supplemented, or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.
B.    The parties hereto desire to enter into this Third Amendment to, among other things, (i) extend the Maturity Date from April 29, 2026 to October 22, 2028, (ii) reaffirm the Borrowing Base at $245,000,000 as set forth in Section 3 hereof, (iii) evidence the reduction of the Aggregate Elected Commitment Amounts of the Lenders from $245,000,000 to $235,000,000 as set forth in Section 4 hereof and (iv) amend the Credit Agreement as set forth in Section 2 hereof to be effective as of the Third Amendment Effective Date and on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement but which is not defined in this Third Amendment, shall have the meaning ascribed to such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Third Amendment refer to sections of the Credit Agreement.
Section 2.Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement shall be amended as follows:
2.1Credit Agreement Amendments. The Credit Agreement (other than the signature pages, Annexes, Exhibits and Schedules thereto) is hereby amended and modified to read in its entirety in the form attached as Exhibit A hereto.
2.2Replacement of Annex I to Credit Agreement. Annex I to the Credit Agreement is hereby amended and restated in its entirety in the form of Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement. Immediately

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after giving effect to this Third Amendment, (a) each Lender who holds Loans in an aggregate amount less than its Applicable Percentage (immediately after giving effect to this Third Amendment) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage (immediately after giving effect to this Third Amendment) of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (immediately after giving effect to this Third Amendment), (c) such other adjustments shall be made as the Administrative Agent shall reasonably specify so that the Revolving Credit Exposure applicable to each Lender equals its Applicable Percentage (immediately after giving effect to this Third Amendment) of the aggregate Revolving Credit Exposures of all Lenders and (d) upon the written request by any applicable Lender, the Borrower shall be required to make any break funding payments owing to such Lender under Section 5.02 of the Credit Agreement (as in effect immediately prior to the Third Amendment Effective Date) as a result of the reallocation of the Loans and the other adjustments described in this Section 2.2.
2.3Replacement of Schedule 7.14 to the Credit Agreement. Schedule 7.14 to the Credit Agreement is hereby replaced in its entirety with Schedule 7.14 hereto and Schedule 7.14 hereto shall be deemed to be attached as Schedule 7.14 to the Credit Agreement.
Section 3.Reaffirmation of Borrowing Base. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction (or waiver in accordance with Section 12.02 of the Credit Agreement) of the conditions precedent set forth in Section 5 hereof, the Administrative Agent and the Lenders party hereto agree that the Borrowing Base is hereby reaffirmed at $245,000,000, and the Borrowing Base shall remain at $245,000,000 until the next Scheduled Redetermination, Interim Redetermination or other adjustment of the Borrowing Base thereafter, whichever occurs first pursuant to the terms of the Credit Agreement. The Borrower and the Lenders acknowledge that the redetermination of the Borrowing Base provided for in this Section 3 shall constitute the Scheduled Redetermination of the Borrowing Base scheduled to occur on or about October 1, 2024 for purposes of Section 2.07(b) of the Credit Agreement. This Third Amendment constitutes a New Borrowing Base Notice delivered pursuant to Section 2.07(d) of the Credit Agreement with respect to the Borrowing Base reaffirmation provided for in this Section 3.
Section 4.Reduction of Aggregate Elected Commitment Amounts. Pursuant to Section 2.06 of the Credit Agreement, the Borrower has notified the Administrative Agent of its election to reduce the Aggregate Elected Commitment Amounts by $10,000,000. Promptly following receipt of such notice, the Administrative Agent advised the Lenders of the contents thereof. The Borrower hereby represents and warrants to the Lenders that after giving effect to such reduction of the Aggregate Elected Commitment Amounts, the total Revolving Credit Exposure will not exceed Aggregate Elected Commitment Amounts. Accordingly, the Aggregate Elected Commitment Amounts, which, prior to giving effect to this Amendment, were $245,000,000, are hereby reduced by $10,000,000, so that after giving effect to this Third Amendment, the Aggregate Elected Commitment Amounts shall be $235,000,000 in accordance with the Applicable Percentages set forth on Annex I attached hereto.

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Section 5.Conditions Precedent to Third Amendment. The effectiveness of this Third Amendment is subject to the following conditions precedent:
5.1Signature Pages. The Administrative Agent shall have received executed counterparts of this Third Amendment from the Credit Parties and each of the Lenders.
5.2Corporate Documents. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower and each Guarantor (a) setting forth resolutions of its board of directors or managers or other relevant governing body with respect to the authorization of such Person to execute and deliver this Third Amendment and to enter into the transactions contemplated in this Third Amendment and (b) setting forth (i) the officers of such Person (A) who are authorized to sign the Loan Documents to which each such Person is a party and (B) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Third Amendment and the transactions contemplated hereby, (ii) specimen signatures of such authorized officers, and (iii) the organizational documents of each such Person, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.
5.3Good Standing Certificates. The Administrative Agent shall have received certificates of the appropriate Governmental Authority of the jurisdiction of organization of Borrower and each Guarantor with respect to the existence, qualification and good standing of such Person, dated a recent date prior to the Third Amendment Effective Date.
5.4Mortgage Amendments. The Administrative Agent shall have received executed and recordable mortgage amendments (in sufficient counterparts to facility recording in the applicable jurisdictions and offices) which evidence the extension of the Maturity Date.
5.5Fees. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Third Amendment Effective Date, including (a) for the account of each Third Amendment Increasing Lender (as defined below) party to this Third Amendment, upfront fees in an amount equal to 75.0 basis points (0.75%) for each such Third Amendment Increasing Lender on the amount of such Third Amendment Increasing Lender’s Increased Commitment (as defined below), and (b) for the account of each Lender party to this Third Amendment, upfront fees in an amount equal to 45.0 basis points (0.45%) for each such Lender on the amount of such Lender’s Commitment (other than such Lender’s Increased Commitment, if any) after giving effect to Section 2.2 and Section 4 hereof. As used herein, “Third Amendment Increasing Lender” means each Lender whose Commitment after giving effect to Section 2.2 and Section 4 exceeds such Lender’s Commitment immediately prior to the effectiveness of this Third Amendment, and “Increased Commitment” means the amount of such excess.
5.6Legal Opinion. The Administrative Agent shall have received an opinion of Beatty and Wozniak, P.C., special counsel to Borrower in form and substance reasonably acceptable to the Administrative Agent and its counsel.

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5.7Lien Searches. The Administrative Agent shall have received appropriate UCC search results reflecting no prior Liens encumbering the Properties of the Borrower and each Guarantor for each jurisdiction requested by the Administrative Agent; other than those Liens permitted by Section 9.03 of the Credit Agreement.
5.8The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.
Section 6.Miscellaneous.
6.1Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Third Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Third Amendment, and this Third Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
6.2Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (i) acknowledges the terms of this Third Amendment, (ii) acknowledges, renews and affirms its continued liability under the Guarantee and Collateral Agreement and the other Loan Documents to which it is a party, (iii) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Credit Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date, (iv) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this Third Amendment are within such Credit Party’s corporate or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Third Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (v) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Third Amendment, no Event of Default exists.
6.3Counterparts; Electronic Execution.
(a)This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by fax or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

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(b)The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Third Amendment or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
6.4No Oral Agreement. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
6.5Governing Law. THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
6.6Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
6.7Severability. Any provision of this Third Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
6.8Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWER:    VITESSE ENERGY, INC.,
a Delaware corporation
By:     /s/ James Henderson
Name:    James Henderson
Title:    Chief Financial Officer
GUARANTORS:    VITESSE ENERGY, LLC,
a Delaware limited liability company
By:     /s/ James Henderson
Name:    James Henderson
Title:    Chief Financial Officer
VITESSE OIL, LLC,
a Delaware limited liability company
By:     /s/ James Henderson
Name:    James Henderson
Title:    Chief Financial Officer
VITESSE OIL, INC.,
a Delaware corporation
By:     /s/ James Henderson
Name:    James Henderson
Title:    Chief Financial Officer

VITESSE MANAGEMENT COMPANY, LLC,
a Delaware limited liability company
By:     /s/ James Henderson
Name:    James Henderson
Title:    Chief Financial Officer

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement –
Vitesse Energy, Inc.]

WELLS FARGO BANK, N.A.,
as Administrative Agent and as a Lender

By:     /s/ Matthew W. Coleman
Name:    Matthew W. Coleman
Title:     Managing Director

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement –
Vitesse Energy, Inc.]

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender
By:     /s/ Jonathan Lee
Name:    Jonathan Lee
Title: Managing Director
[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement –
Vitesse Energy, Inc.]

BOKF, NA,
as a Lender
By:     /s/ Sonja Bruce
Name:    Sonja Bruce
Title: SVP

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement –
Vitesse Energy, Inc.]

BANK OF AMERICA, N.A.,
as a Lender
By:     /s/ Kimberly Miller
Name:    Kimberly Miller
Title:    Director

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement –
Vitesse Energy, Inc.]

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender
By:     /s/ Christopher Kuna
Name:    Christopher Kuna
Title:    Senior Director
[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement –
Vitesse Energy, Inc.]

ZIONS BANCORPORATION, N.A. dba AMEGY BANK,
as a Lender
By:     /s/ Kathlin Ardell
Name:    Kathlin Ardell
Title:    Senior Vice President

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement –
Vitesse Energy, Inc.]

EXHIBIT A

[See attached.]

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